UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On January 6, 2012, Questcor Pharmaceuticals, Inc. (the “Company”) issued a press release that provided preliminary operating metrics for the Company’s fiscal quarter ended December 31, 2011. A copy of the Company’s press release is furnished under this Item 2.02 and included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

Commencing on January 9, 2012, Questcor Pharmaceuticals, Inc. (the “Company”) will utilize an updated presentation for investor relations purposes. A copy of the Company’s presentation is attached hereto as Exhibit 99.2.

A copy of the Company’s press release included in Item 2.02 is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Questcor Pharmaceuticals, Inc. press release dated January 6, 2012.

99.2	Presentation made by Questcor Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2012	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ Michael H. Mulroy
Michael H. Mulroy, Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Questcor Pharmaceuticals, Inc. press release dated January 6, 2012.

99.2	Presentation made by Questcor Pharmaceuticals, Inc.

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